SulphCo Investor Call Presentation

July 30, 2009

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto. In many cases, forward-looking statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology, such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target," and other similar terminology or the negative of such terminology. However, the absence of these words does not mean that the statements are not forward-looking.

In addition, these forward-looking statements include, but are not limited to, statements regarding implementing our business strategy; development, commercialization and marketing of our products; our intellectual property; our estimates of future revenue and profitability; our estimates or expectations of continued losses; our expectations regarding future expenses, including research and development, sales and marketing, manufacturing and general and administrative expenses; difficulty or inability to raise additional financing, if needed, on terms acceptable to us; our estimates regarding our capital requirements and our needs for additional financing; attracting and retaining customers and employees; sources of revenue and anticipated revenue; and competition in our market.

Forward-looking statements are only predictions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All of our forward-looking information is subject to risks and uncertainties that could cause actual results to differ materially from the results expected. Although it is not possible to identify all factors, these risks and uncertainties include the risk factors and the timing of any of those risk factors identified in "Item 1A. Risk Factors" section contained in our most recent Form 10-K, as well as the risk factors and those set forth from time to time in our filings with the Securities and Exchange Commission ("SEC"). These documents are available through our web site, http://www.sulphco.com, or through the SEC's Electronic Data Gathering and Analysis Retrieval System ("EDGAR") at http://www.sec.gov.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise.

References in this presentation to "we," us," "our," "our company," and "SulphCo" refer to SulphCo, Inc., a Nevada corporation.

Agenda

- Q2 Highlights
- Financial and IR/PR Highlights
- Technology Update
- Commercial Update
- Expected Next Commercial Steps
- Q&A

Q2 Highlights

- **Executed pilot-scale technology evaluation with OMV**
  - Signed Technology Agreement in May 2009
  - Successful pilot-scale, continuous Sonocracking™ and hydrotreating trials conducted at OMV
  - Based on results, OMV is currently utilizing its LP model for the economic evaluation of 1-2 specific applications
- **Completed independent evaluation at Intertek-PARC**
  - Performed pilot-scale hydrotreating trials on untreated and Sonocracked™ diesel fuel
  - Produced favorable results regarding traditional hydrotreating and the value proposition for Sonocracking™ → Last 1% sulfur requires up to 50% of total H_2 usage
  - Data consistent with OMV results
- **Accelerated progress with other commercial prospects**
  - Major integrated oil company moving forward with stream specific application
  - Pursuing several opportunities with transmix players
- **Financials**
  - Cash burn moderated through resolution of litigations and reduction of other expenses
  - Continued raising SulphCo's visibility in market and media through IR and PR programs

Focused on Key Target Applications; Commercial Development Projects Growing and Progressing Well

Financial and IR/PR Highlights

SulphCo®

Financial Highlights:

- As of June 30, 2009, we had approximately $10.9 million of cash on hand and approximately $4.7 million of convertible notes payable.
- On July 29, 2009, the Company prepaid in full the convertible notes payable. The Company anticipates that cash reserves should be sufficient to fund requirements into the latter part of the first quarter of 2010. The Company continues to evaluate financing options.
- During 2nd quarter of 2009, the Company was notified that it had prevailed in the Talisman litigation and that the SEC had completed its investigation as to SulphCo and did not intend to take any enforcement action against the Company.

Recent Media and IR Exposure:

- SulphCo was featured in a Houston Chronicle article that ran on July 16, 2009
- On June 11, 2009, Dr. Florian Schattenmann made a presentation on Oxidative Desulfurization to the Houston Chapter of the U.S. Association for Energy Economics

Technology Update

Sonocracking™ Process: Focus on Diesel Fuel



POTENTIAL PROCESS LOCATION
Products
LIGHTS TO GAS PLANT
LPG
NAPHTHA
TO NAPHTHA HDS
Chemicals, Gasoline
KEROSENE
TO KEROSENE HDS
Jet Fuel, Paraffin
CRUDE UNIT
DIESEL OPTION 1
Diesel HDS
TO SULFONE ADSORPTION
Focus area
Desalter
Diesel Fuels
DIESEL OPTION 2
Diesel HDS
DIESEL PRODUCT
GASOIL
TO GASOIL HDS + FCC
Gasoline, Diesel Blending
Crude Oil to Refinery
VACUUM GASOIL
VACUUM DISTILLATION

- Option 1: LSD (<500 ppm) to ULSD (<10 ppm)
- Option 2: SulphCo process followed by HDS

Hydrogen Usage Profile for Conventional Hydrotreating (Intertek PARC Example)



% Hydrogen Consumption vs. % Sulfur Reduction
(Untreated Diesel)
% Hydrogen Consumption
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
93%
94%
95%
96%
97%
98%
99%
100%
% Sulfur Reduction

- Removal of the final 1% of sulfur requires up to 50% of total hydrogen (for diesel tested)
- Trend consistent with hydrotreating of other diesel fuels
- **Focus on diesel "finishing"; Best cost/benefit value (H_2 usage, catalyst life, etc.)**

Example - Diesel “Finishing” Example



Feed Diesel
Treated
Adsorbed
Intensity
Boiling Point

- Only “hard to hydrotreat” sulfur compounds present
- Significant conversion to oxidized species with Sonocracking™
- Sulfoxides and sulfones easily removed by adsorption

Technology Focus on Diesel "Finishing"

- Large, highly regulated market → < 15ppm S in USA; < 10ppm S in EU
- Typical starting sulfur levels <100ppm; result of mild hydrotreating
- Up to 50% of H_2 usage required to remove last 1% of sulfur
- Oxidative chemistry attacks "difficult to hydrotreat" dibenzothiophenes
- SulphCo costs proportional to sulfur content; High cost/benefit value
- Add-on to normal refining process; simpler and easier to implement
- Focused technology effort translates to a wide range of applications

Focusing on Technology "Sweetspot" with Highest Customer Value

Commercial Update

Commercial Strategy and Focus

- Current state of technology addresses multi-million bbl/day global diesel fuel market; Remain active in all market segments
- Prioritizing applications in terms of technology fit, ease of implementation and cost/benefit value → Diesel fuel "finishing"
- Establishing 2-3 strategic, committed, large refining customers and focusing on specific applications and execution
- Developing relationships with technology "champions" within strategic customers
- Tactical focus on projects in the diesel fuel "transmix" market segment

Refinery Diesel "Finishing" Applications

- Typical opportunity volumes ~20% of total refining capacity
- Diesel typically contains <100ppm S after low pressure hydrotreating
- High pressure hydrotreating required to meet stringent S specifications
- Removing last 1% (<100ppm) S consumes up to 50% of total H_2, requires high intensity processing and high catalyst usage
- High pressure hydrotreating capital cost is ~1.5 - 2x low pressure hydrotreating
- SulphCo process addresses "difficult to hydrotreat" sulfur compounds

SulphCo process provides opportunity for significantly reducing both capital and operating costs to meet sulfur regulations

Transmix Diesel "Finishing" Applications

- Collect "transmix" fuels, usually diesel/kero/gasoline blends
- Typical volume opportunities → 1,000 – 5,000 bpd
- Lack scale to invest in conventional sulfur removal technologies
- Sulfur levels range in 50 – 300ppm
- Current exemptions from ULSD begin to expire in 2010
- SulphCo's process provides economically attractive option

Good technology fit, smaller volume opportunities; Potentially faster process to revenue

SulphCo Process: Potential Benefits

Commercial:

- Upgrade off-road diesel & heating oil → Higher value diesel
- Reduce downgrading of high sulfur diesel to resid → Better refining economics
- Increase on-spec diesel production → Reduce biodiesel or other blending components
- Increase flexibility of crude slate → Ability to optimize crude oil cost

Hydrodesulfurization (HDS) Operations:

- Lower hydrogen consumption → up to 50% reduced hydrogen usage possible
- Milder HDS operating conditions → Longer catalyst life and lower energy requirements
- Increase HDS catalyst life → Fewer turnarounds and downtime
- Debottleneck existing HDS units → Increased throughput/Lower unit cost
- Lower-cost alternative to high pressure HDS → Increase life of refineries limited by HDS or CAPEX constraints

Carbon Footprint:

- Less hydrogen required → Lower CO_2 production
- Lower HDS temperature and pressure → Reduces operating energy requirements

Technical Data Confirms Sonocracking™ Benefits; Actual Value is Application Specific

Strategic Program Focus and Status


Initial Decision
Fundamental Technology Acceptance
Customer Commitment
Full Technology Validation
Commercialization
Introductory Phase
Laboratory Phase
Stream Specific Evaluation
Commercial Evaluation
OMV
OMV
OMV
International Oil Company
International Oil Company
International Oil Company
Transmix Company
Transmix Company
Transmix Company
International Oil Company
International Oil Company
Independent Oil Company
Independent Oil Company
International or Independent Oil Company
Anticipate 1-2 of these three opportunities to move into Stream Specific Evaluation Phase in Q3/Q4 2009

Over 15 additional potential customers in the Introductory and Laboratory Phases.

= Mar. 2009 Status

= July 2009 Status

= Projected Q3/Q4 Status

Commercial Steps and Progress

OMV

- Technology Agreement – **Complete**
- Collaborative Effort to Develop Application Specific Data - **Complete**
- Detailed Economic Evaluation Based on Technical Results – **In progress**
- Go/No-Go Decision to Enter Commercial Phase Based on Technical and Economic Evaluation – **Expected in 3Q09**

"Major International Oil Company" Opportunity

- Establish Laboratory Results and Data Packs – **Complete**
- Meet Initial Technical Performance Requirements – **Complete**
- Go/No-Go Decision to Enter Commercial Phase Based on Technical and Economic Evaluation – **Expected in 3Q09**

Focused on moving opportunities to Commercialization Phase

Summary

- Current state of technology addresses multi-million bbl/day diesel fuel market → Focused on diesel "finishing" process at refineries and in the Transmix market segment
- Achieving expected milestones and timing of OMV program; anticipate feedback from economic evaluation in 3Q09
- Moving forward rapidly with another "Major International Oil Company" application; achieved initial technical success → expect commercial go/no-go decision within 3Q/4Q09
- Several Transmix opportunities being developed; technology requirements similar for Transmix and refinery applications → efficient use of SulphCo resources

Focused on Commercial Development and Execution

Thank You

Q&A